The Royce Fund
Royce Special Equity Fund
Supplement to Prospectus dated May 1, 2004

Royce Special Equity Fund ("the Fund") has been closed to new investors since March 15, 2004. The Fund remains open to additional investments by existing investors. You may continue to purchase shares of the Fund if:

-	You are an existing shareholder of the Fund (either directly or through a financial intermediary) who:
(i)	adds to your account through the purchase of additional Fund shares; or
(ii)	adds to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund; or
(iii)	opens a new account that is registered in your name and has the same Taxpayer Identification or Social Security Number assigned to it. (This includes UGMA/UTMA accounts with you as custodian.)
-

You are a participant in a qualified defined contribution retirement plan, such as a 401(k), profit sharing or money purchase plan, 403(b) plan or 457 plan that invests through existing accounts in the Fund or through a financial intermediary. You may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans can be used to open new accounts.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Shareholders in other Royce Funds are not permitted to acquire shares of the Fund by exchange.

Royce reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund; and (iii) close and re-open any Fund to new or existing shareholders at any time. Each of Royce Micro-Cap and Opportunity Funds re-opened to new investors effective September 20, 2004.

September 20, 2004